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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 31, 1994
                                                 ----------------

                                 MERISEL, INC.
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            (Exact name of registrant as specified in its charter)

                                   DELAWARE
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                (State or other jurisdiction of incorporation)

                 0-17156                               95-4172359
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         (Commission File Number)           (IRS Employer Identification No.)

200 Continental Boulevard, El Segundo, California              90245-0984
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     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (310) 615-3080
                                                   --------------

                                      n/a
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         (Former name or former address, if changed since last report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On January 31, 1994, Merisel, Inc. (the "Company"), through a wholly-owned subsidiary, Merisel FAB, Inc. ("Merisel FAB"), completed its acquisition of certain assets (the "Assets") of the United States Franchise and Distribution Division (the "Division") of ComputerLand Corporation ("ComputerLand") pursuant to an Asset Purchase Agreement (the "Purchase Agreement") dated January 31, 1994 among ComputerLand, Merisel FAB and the Company (a copy of which is attached hereto as Exhibit 10.1).

          The Division (and now Merisel FAB) is a distributor of microcomputer products to a network of two specific customer groups: "ComputerLand" franchisees, with whom Merisel FAB acts as a franchisor by licensing the "ComputerLand" name and providing both product supply and various support services and "Datago" affiliates, which are independent dealers and value added resellers that purchase products from Merisel FAB on a cost-plus basis, but do not license the "ComputerLand" name.

          Merisel FAB paid approximately $80 million in cash for the Assets. In addition, the Purchase Agreement provides for a payment in 1996 of up to $30 million based upon the growth in the Company's and Merisel FAB's sales of designated vendor products to former Division customers over the two year period ending January 31, 1996. The Assets' purchase price was established by arms length negotiations between the Company and ComputerLand.

            The principal Assets purchased by Merisel FAB consist of the Division's franchise and third party reseller agreements and substantially all of the rights in the United States to ComputerLand's trademarks, trade names, service marks, copyrights, patents and logos.

          The purchase of the Assets was financed by (i) a borrowing of $65 million under a credit agreement dated as of December 23, 1993 between the Company and NationsBank of Texas, N.A. ("NationsBank") and guaranteed by Merisel FAB (a copy of which is attached hereto as Exhibit 10.4) and (ii) a borrowing of $16 million under a credit agreement dated as of January 31, 1994 among Merisel FAB, the Company, as guarantor, and NationsBank (a copy of which is attached hereto as Exhibit 10.6). The $65 million facility matures on January 29, 1995, but is subject to mandatory prepayment upon any debt or equity issuance by the Company. Borrowings under such facility may bear interest at either a LIBOR based rate or a prime/federal funds-based rate, at the option of the Company. This facility provides that the interest rate increases 0.5% per annum at the end of each three month period subsequent to January 31, 1994 and requires a fee of $162,500 if not prepaid by the end of July 1994. The $16 million facility matures on February 15, 1994 and bears interest at a prime/federal funds-based rate.

          In connection with the acquisition of the Assets, Merisel FAB and ComputerLand entered into a Distribution and Services Agreement (the "Services Agreement") pursuant to which ComputerLand will provide significant distribution and other support services to Merisel FAB for up to two years. Under the Services Agreement, Merisel FAB will receive up to $20 million in extended credit terms on its product purchases from ComputerLand. ComputerLand has agreed to use this amount to purchase shares of

                                       2.
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the Company's Common Stock at a per share price of $18.13, if and when a registration statement covering the resale of such shares is declared effective by the Securities and Exchange Commission.

          The Company has guaranteed the obligations of Merisel FAB under the Purchase Agreement and the Services Agreement pursuant to a Guaranty Agreement dated January 31, 1994 (a copy of which is attached hereto as Exhibit 10.2).

          The foregoing summary of the Company's acquisition of the Assets is qualified in its entirety by reference to the exhibits attached hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)       Financial statements of businesses acquired
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          Statements of Revenues and Operating Expenses of the Division for the
fiscal years ended September 30, 1993 and September 30, 1992, together with notes thereto and report of independent auditors thereon, a copy of which is attached hereto as Exhibit 99.

          (b)       Pro forma financial information
                    -------------------------------

          It is impracticable at this time for the Company to file the required pro forma financial information. The Company anticipates filing such information within the next 45 days.

          (c)       Exhibits
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          Exhibit 4:  Stock Purchase Agreement dated January 31, 1994 between
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the Company and ComputerLand.

          Exhibit 10.1:  Asset Purchase Agreement dated January 31, 1994 between
          ------------
ComputerLand, Merisel FAB, and, for purposes of Section 2.2 thereof, the Company. Portions of this agreement have been omitted from this filing pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, but a complete copy of this agreement has been separately filed with the Securities and Exchange Commission.

          Exhibit 10.2:  Guaranty Agreement dated January 31, 1994 between
          ------------
ComputerLand and the Company.

          Exhibit 10.3:  Distribution and Services Agreement dated January 31,
          ------------
1994 between ComputerLand and Merisel FAB. A copy of this agreement has been omitted from this filing pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended,

                                       3.
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but has been separately filed with the Securities and Exchange Commission.

          Exhibit 10.4:  Credit Agreement dated December 23, 1993 between the
          ------------
Company and NationsBank of Texas, N.A.

          Exhibit 10.5:  Amendment No. 1 to Credit Agreement dated December 23,
          ------------
1993.

          Exhibit 10.6:  Credit Agreement dated January 31, 1994 between Merisel
          ------------
FAB and NationsBank of Texas, N.A.

          Exhibit 23:  Consent of Ernst & Young.
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          Exhibit 99:  Statements of Revenues and Operating Expenses of the
          ----------
Division for the fiscal years ended September 30, 1993 and September 30, 1992, together with notes thereto and report of independent auditors thereon.

                                       4.
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERISEL, INC.



                                   By:  /s/  James L. Brill
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                                        James L. Brill
                                        Senior Vice President, Finance
                                        and Chief Financial Officer

Date:  February 14, 1994

                                       5.
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                               Index of Exhibits
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Exhibit
  No.               Description
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  4                 Stock Purchase Agreement dated January 31, 1994 between the
                    Company and ComputerLand

 10.1 Asset Purchase Agreement dated January 31, 1994 between ComputerLand, Merisel FAB, and, for purposes of Section 2.2 thereof, the Company. Portions of this Agreement have been omitted from this filing pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, but a complete copy of this Agreement has been separately filed with the Securities and Exchange Commission.

 10.2 Guaranty Agreement dated January 31, 1994 between ComputerLand and the Company

 10.3 Distribution and Services Agreement dated January 31, 1994 between ComputerLand and Merisel FAB. A copy of this agreement has been omitted from this filing pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, but has been separately filed with the Securities and Exchange Commission.

 10.4 Credit Agreement dated December 23, 1993 between the Company and NationsBank of Texas, N.A.

 10.5               Amendment No. 1 to Credit Agreement dated December 23, 1993.

 10.6 Credit Agreement dated January 31, 1994 among Merisel FAB, the Company, as guarantor and NationsBank of Texas, N.A.

 23                 Consent of Ernst & Young.

 99 Statement of Revenues and Operating Expenses of the Division for the fiscal years ended September 30, 1993 and September 30, 1992.

                                       6.